[MFS LOGO]
INVESTMENT MANAGEMENT


                             MFS INTERNATIONAL
                             NEW DISCOVERY FUND
                             (FORMERLY MFS(R) INTERNATIONAL OPPORTUNITIES FUND) SEMIANNUAL REPORT o MARCH 31, 2001

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  9
Portfolio of Investments .................................................. 13
Financial Statements ...................................................... 19
Notes to Financial Statements ............................................. 26
Trustees and Officers ..................................................... 37

MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

o   information we receive from you on applications or other forms

o   information about your transactions with us, our affiliates, or others, and

o   information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1)MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC, MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.

--------------------------------------------------------------------------------
   NOT FDIC INSURED              MAY LOSE VALUE           NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
[Graphic Omitted]
Jeffrey L. Shames

Dear Shareholders,
When we talk to you about the information you want from MFS(R), you tell us you're looking for answers to four basic questions:

  1. How are my investments performing right now?

  2. How is my money being managed, over both the short and the long term?

  3. What's going on in the market, and how will that affect me?

  4. How can I get more out of my relationship with my investment professional?

Traditionally, we've attempted to answer these and other questions through a range of printed materials sent through the mail, including statements and annual and semiannual reports. As the Internet has reached an ever-larger percentage of households, however, we and most other investment management firms have come to believe that the Web can be an additional -- and potentially more effective -- way to communicate with investors.

The Internet holds the promise of near-instantaneous delivery, communication when you want it rather than when we mail it, easy access to the specific information you want, and an experience customized to each investor. With the relaunch of our Web site, WWW.MFS.COM, earlier this year, we believe we've moved a giant step closer to delivering the Internet's promise and created a site that we're committed to improving every day. Our site now makes it easy for you to find answers to your four basic questions.

HOW ARE MY INVESTMENTS PERFORMING?
The most basic question investors ask is, "What is the current value of my account?" Although we've been able to answer that question by phone for some time, now you can get daily account balances more quickly and easily on our Web site and print out a detailed summary of your MFS portfolio. In fact, if you're willing to take a few minutes to register on the site, you can create a personalized "My MFS" homepage that will display your personal and retirement MFS account balances instantly whenever you log in to the site. You can also set "My MFS" to track daily price changes of up to 10 MFS mutual funds and 10 MFS annuity series on your personal homepage; you can even tell the system to alert you if the price change of any portfolio exceeds a specified amount.

If you do decide to register, you can rest assured that we will not share your information with anyone outside of MFS. The sole purpose of registration is to enable us to deliver the information you want in a faster, more personalized manner, with fewer keystrokes and mouse clicks.

HOW IS MY MONEY BEING MANAGED?
One of the most exciting features of our site is MFS(R) Interactive(SM): One click to an expert(SM) -- a series of video interviews with MFS portfolio managers and executives. Located in the "Investor Education" section of the site, MFS Interactive uses video streamed over the Web to allow you to see and hear from the people who are managing your money, to give you greater insight into our investment approach and our response to market conditions. MFS Interactive includes "Meet the Manager" interviews that cover the background and investment style of a particular portfolio manager, as well as other Webcasts that cover a specific fund or investment topic.

The "Products and Performance" section is another resource. Select a portfolio, and you can access information ranging from recent annual and semiannual reports to historical pricing and performance to the most recent dividend and capital gains distributions. For stock portfolios, you can also look up top holdings, largest sectors, and top country weightings. On WWW.MFS.COM, we've put together a combination of resources that we believe will allow you to form an in-depth picture of how we've managed any particular MFS portfolio over time.

WHAT'S GOING ON IN THE MARKET, AND HOW WILL THAT AFFECT ME?
In our view, the tougher the market, the more you need to hear from the people who are managing your money -- and the past year or so has certainly been one of the toughest markets in recent memory. We think the immediacy of the Web provides an ideal way to communicate with you frequently and to offer our views on the current volatility and uncertainty in the market. On your "My MFS" homepage, in many MFS Interactive interviews, and in the "News & Commentary" section of the site, you'll find our views on the current situation and our market outlook. Our goal is to help you understand what's going on and help you make decisions based on facts and market history, rather than on the emotion of the moment.

HOW CAN I GET MORE OUT OF MY RELATIONSHIP WITH MY
INVESTMENT PROFESSIONAL?
Perhaps your best resource in a tough market is your own investment professional. This is the person who may have the best understanding of your financial goals and your unique financial situation. In our view, the Web is incredible at delivering information, but it cannot take the place of an investment professional working with you to incorporate that information into a long-range financial plan -- a plan that may help you weather market volatility and help you work toward reaching your own financial goals.

To a large degree, the MFS Web site is about preparing you to have a deeper dialogue with your investment professional. We believe that if we can help you "do your homework," you'll be able to spend less time with your investment professional simply getting information and more time creating a financial plan and making investment decisions.

On a final note, we want to assure you that our commitment to the Internet does not signal a lessening of our commitment to other forms of communication. If you're not yet connected to the Web, rest assured that we will continue to strive to deliver outstanding communications in print and on the phone, as well as electronically. We hope, however, that as we continue to improve our site, we will give you more and more incentive to take advantage of the opportunities that the Web offers investors.

For some time, I've ended my letters to you by saying that we appreciate your confidence in MFS and welcome any questions or comments you may have. With the relaunched WWW.MFS.COM, there is now an easy way for you to e-mail us those questions or comments and receive a reply. Simply click on "Contact Us" at the top of our homepage. We look forward to hearing from you.

Respectfully,

/s/ Jeffrey L. Shames

Jeffrey L. Shames
Chairman and Chief Executive Officer
MFS Investment Management(R)

April 16, 2001

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of David A. Antonelli]
[Graphic Omitted]
David A. Antonelli

For the six months ended March 31, 2001, Class A shares of the fund provided a total return of -15.62%, Class B shares -15.75%, Class C shares -15.83%, and Class I shares -15.44%. These returns, which include the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charges, compare to a -15.93% return over the same period for the fund's benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index, an unmanaged, market-capitalization-weighted total return index that is an aggregate of 21 individual country indices that collectively represent many of the major markets of the world. During the same period, the average international fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned -18.15%.

Q. DESPITE THE DIFFICULT MARKET ENVIRONMENT AND THE FUND'S AGGRESSIVE GROWTH STYLE YOU MANAGED TO OUTPERFORM THE MSCI EAFE INDEX DURING THE PERIOD. WHAT FACTORS CONTRIBUTED TO THIS PERFORMANCE?

A. The fund outperformed its benchmark and its Lipper category average in what turned out to be one of the most turbulent periods for equities around the world. Fund performance, relative to the index, was aided by strong security selection within most major regions, with Europe (excluding the U.K.) and the Americas (Canada, Latin America, and the U.S.) being the largest country-specific contributors. In particular, health care, energy, and business services-related positions produced positive gains amidst a volatile market that witnessed both global technology declines and cross-border merger activity and acquisitions.

Q. YOU MENTIONED THE TREMENDOUS VOLATILITY AND WEAKNESS THE MARKETS EXPERIENCED DURING THE PERIOD. CAN YOU DESCRIBE YOUR INVESTMENT STRATEGIES AS MARKET SENTIMENT SHIFTED?

A. Our primary strategy has been to remain focused on finding high quality companies. More specifically, we have been looking for companies that in our view demonstrate the potential for above-average earnings growth over a sustained period of time, possess strong management teams with clear strategies, and have catalysts that may accelerate future growth such as innovative products and services, or substantial barriers to new competitors such as patent protection. This overriding investment strategy led us to increase positions in a couple of defensive sectors such as health care and energy, which contributed to the fund's results.

Q. YOU'VE INCREASED THE PORTFOLIO'S EXPOSURE TO FINANCIAL SERVICES AND ENERGY STOCKS DURING THE PERIOD. WHAT MADE THESE SECTORS SO APPEALING TO YOU?

A. Rising natural gas prices and historically high oil prices, combined with strong demand, created an environment in which energy companies were compelled to spend more money on finding new fuel. These increased expenditures boosted revenue and profit growth and helped push the stock prices higher for many of the energy services companies we held in the portfolio. More importantly, we continue to like the fundamental growth and earnings outlooks for these companies. While the fund remained underweighted in the financial services sector relative to the MSCI EAFE Index, we've added insurance companies, and some select banks in Europe, and the United Kingdom. We believe these companies will continue to benefit from a more favorable pricing and interest rate environment.

Q.  WHERE ELSE HAVE YOU AND MFS' EQUITY ANALYSTS FOUND OPPORTUNITIES?

A. Stock prices for a number of media, broadcasting, and cable companies have been beaten down to the point where they have begun to look attractive to us. Many of these companies have great franchises with strong long-term growth prospects. As a result, we've been selectively adding to some of our holdings in these areas. We also found some good opportunities in health care, particularly in pharmaceuticals, where we located some companies that we believe have sustainable earnings growth that were trading at reasonable prices following the recent decline in that sector. Another sector in which we've continued to maintain significant exposure is energy services stocks. Following a number of years of underinvestment in exploration and production, oil and gas companies have ramped up exploration and production ventures amid sharply higher energy prices. We believe this trend will continue to benefit energy services companies for months to come.

Q. WHAT WAS THE MARKET ENVIRONMENT LIKE IN JAPAN? HAVE THERE BEEN ANY SIGNS OF IMPROVEMENT?

A. The Japanese stock market mirrored its U.S. counterpart in terms of volatility and weakness during the period. The world's second-largest economy, Japan slipped back into recession in early 2000. While there have been signs that corporate Japan is beginning to take a more aggressive stance toward cost cutting to bolster profits, many investors have lost confidence in the government's ability to support these efforts.

    While there are pockets of strength in Japan, overall, the timing of an economic and market recovery remains uncertain. That said, we feel we have been finding well-run companies that we believe will remain profitable despite the negative backdrop. Of course, past performance is no guarantee of future results.

Q.  WHICH STOCKS CONTRIBUTED TO PERFORMANCE?

A. As I mentioned, energy services stocks provided a boost to fund performance. More specifically, Fugro and Smedvig were strong performers. Other stocks that aided total return were Mexican airport operator Grupo Aeroportuario and Brazilian airplane manufacturer Embraer, which benefited from their strong niche markets. Anglo Irish Bank also posted favorable financial results due to the strong Irish economy.

Q.  WHICH HOLDINGS TURNED OUT TO BE DISAPPOINTMENTS?

A. Shares of Fast Retailing have come under pressure in recent months amid concerns about decelerating consumer spending and a slowing global economy, but we continued to like the fundamental growth prospects for this Japanese discount retailer. While we've significantly reduced our exposure to technology and telecommunications stocks over the past year, the majority of these stocks detracted from our total return. We've maintained a few select positions in these areas because we continue to like their long-term growth prospects and have a high degree of confidence in their management teams.

Q.  WHAT'S YOUR OUTLOOK FOR THE COMING MONTHS?

A. Even in this uncertain environment we think there are some reasons for optimism. Inflation remains low, many investors believe the Federal Reserve Board will continue to lower interest rates, the odds of a rate cut from the European Central Bank have increased, and the Bank of England recently moved to cut rates. We believe other positive trends include the growing equity culture outside the United States, the increasing number of companies that are restructuring, and the continued push for cross-border consolidation which has created larger, more efficient franchises both inside and outside the U.S. While global equity markets are likely to remain volatile in the near term, we feel these are positive trends that could lend support to stocks.

    /s/ David A. Antonelli

    David A. Antonelli
    Portfolio Manager

Note to Shareholders: Prior to October 1, 2000, the fund was available only to Trustees of MFS Funds and residents of Massachusetts who are MFS employees or certain relatives of employees. During this time the fund had limited assets and there is no guarantee that the fund will experience similar performance as its assets grow.

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
   PORTFOLIO MANAGER'S PROFILE
--------------------------------------------------------------------------------

   DAVID A. ANTONELLI IS SENIOR VICE PRESIDENT AND DIRECTOR OF INTERNATIONAL EQUITY RESEARCH OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)). HE IS RESPONSIBLE FOR THE HIRING, TRAINING, AND INDUSTRY ASSIGNMENTS OF OUR TEAM OF INTERNATIONAL EQUITY RESEARCH ANALYSTS AND COORDINATES COVERAGE OF GLOBAL INDUSTRIES WITH THE U.S. DIRECTOR OF RESEARCH.

   IN HIS DIRECTOR ROLE, DAVID ALSO OVERSEES THE PROCESS OF PORTFOLIO MANAGEMENT OF THE INTERNATIONAL RESEARCH AND EMERGING MARKET PORTFOLIOS OF OUR MUTUAL FUNDS, VARIABLE ANNUITIES, INSTITUTIONAL ACCOUNTS, AND OFFSHORE FUNDS. THESE PORTFOLIOS ARE MANAGED BY THE TEAM OF MFS INTERNATIONAL RESEARCH ANALYSTS. HE ALSO MANAGES OUR INTERNATIONAL SMALL-CAP PORTFOLIOS AND THE INTERNATIONAL PORTIONS OF OUR GLOBAL GROWTH PORTFOLIOS.

   DAVID JOINED MFS IN 1991 AS A RESEARCH ANALYST FOLLOWING FOREIGN STOCKS, WITH A CONCENTRATION IN CONTINENTAL EUROPE. HE WAS NAMED VICE PRESIDENT IN 1995, PORTFOLIO MANAGER IN 1997, AND SENIOR VICE PRESIDENT AND DIRECTOR OF INTERNATIONAL EQUITY RESEARCH IN 1999. DAVID IS A GRADUATE OF PENNSYLVANIA STATE UNIVERSITY AND THE WHARTON SCHOOL OF FINANCE AND COMMERCE OF THE UNIVERSITY OF PENNSYLVANIA.

   ALL EQUITY PORTFOLIO MANAGERS BEGAN THEIR CAREERS AT MFS AS RESEARCH ANALYSTS. OUR PORTFOLIO MANAGERS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.


This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

--------------------------------------------------------------------------------
  FUND FACTS
--------------------------------------------------------------------------------

  OBJECTIVE:                           SEEKS CAPITAL APPRECIATION.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:               OCTOBER 9, 1997

  CLASS INCEPTION:                     CLASS A  OCTOBER 9, 1997
                                       CLASS B  OCTOBER 2, 2000
                                       CLASS C  OCTOBER 2, 2000
                                       CLASS I  OCTOBER 9, 1997

  SIZE:                                $12.9 MILLION NET ASSETS AS OF
                                       MARCH 31, 2001

PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH MARCH 31, 2001
Class A

                                                     6 Months        1 Year       3 Years         Life*
---------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge        -15.62%       -15.29%       +53.50%       +71.00%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales
  Charge                                                --          -15.29%       +15.35%       +16.70%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales
  Charge                                                --          -20.16%       +13.10%       +14.73%
---------------------------------------------------------------------------------------------------------

Class B

                                                     6 Months        1 Year       3 Years         Life*
---------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge        -15.75%       -15.42%       +53.26%       +70.73%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales
  Charge                                                --          -15.42%       +15.29%       +16.65%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales
  Charge                                                --          -18.39%       +14.54%       +16.05%
---------------------------------------------------------------------------------------------------------

Class C

                                                     6 Months        1 Year       3 Years         Life*
---------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge        -15.83%       -15.49%       +53.12%       +70.58%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales
  Charge                                                --          -15.49%       +15.26%       +16.62%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales
  Charge                                                --          -16.24%       +15.26%       +16.62%
---------------------------------------------------------------------------------------------------------

Class I

                                                     6 Months        1 Year       3 Years         Life*
---------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge        -15.44%       -15.11%       +53.89%       +71.44%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales
  Charge                                                --          -15.11%       +15.45%       +16.79%
---------------------------------------------------------------------------------------------------------
*For the period from the commencement of the fund's investment operations,
 October 9, 1997, through March 31, 2001.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 5.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are available only to certain institutional investors.

Class B and C share performance includes the performance of the fund's Class A shares for periods prior to their inception (blended performance). Class B and C blended performance has been adjusted to take into account the CDSC applicable to Class B and C shares rather than the initial sales charge (load) applicable to Class A shares. These blended performance figures have not been adjusted to take into account the differences in class-specific operating expenses. Because operating expenses for Class B and C shares are higher than those of Class A, the blended Class B and C share performance is higher than it would have been had Class B and C shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTIONS OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in foreign and emerging market securities may be unfavorably affected by interest rate and currency-exchange rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments. These risks may increase share price volatility. See the prospectus for details.

Investing in small or emerging market securities is riskier than investing in more established companies. These risks may increase share price volatility. See the prospectus for details.

The portfolio may participate in the initial public offering (IPO) market, and a significant portion of the portfolio's returns may be attributable to investment in IPOs, which may have a greater impact on the performance of a portfolio while its asset base is small. There is no guarantee the portfolio will experience similar performance by investing in IPOs as its assets grow. These risks may increase share price volatility. See the prospectus for details.

The portfolio will suffer a loss if it sells a security short and the value of that security rises. Because a portfolio must purchase the security it borrowed in a short sale at prevailing market rates, the potential loss is limited only by the purchase price of the security. These risks may increase share price volatility. See the prospectus for details.

Because the portfolio may invest a substantial amount of its assets in issuers located in a single country or in a limited number of countries, it may be more volatile than a portfolio that is more geographically diversified. These risks may increase share price volatility. See the prospectus for details.

PORTFOLIO CONCENTRATION AS OF MARCH 31, 2001

FIVE LARGEST STOCK SECTORS

Financial Services             15.3%
Energy                         15.2%
Industrial Goods & Services    10.9%
Health Care                    10.1%
Utilities & Communications      9.5%



TOP 10 STOCK HOLDINGS

FAST RETAILING CO.  5.3%                        LIBERTEL N.V.  2.2%
Discount retail store chain                     Wireless telephone operator

TECHNIP S.A.  2.8%                              FRESENIOUS MEDICAL CARE AG  2.1%
Engineering services company                    Integrated kidney dialysis company

ANGLO IRISH BANK CORP., PLC  2.6%               LI & FUNG LTD.  2.0%
Diversified banking and investment management   Global consumer products trading company
company
                                                BODYCOTE INTERNATIONAL  1.9%
DAIKIN INDUSTRIES LTD.  2.3%                    Materials testing and metallurgical coatings
Air conditioning manufacturer                   company

PARTNER COMMUNICATIONS CO. LTD.  2.2%           MERCK KGAA  1.9%
Mobile telephone network operator               Pharmaceuticals and specialty chemicals company

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS (Unaudited) -- March 31, 2001

Stocks - 91.2%
----------------------------------------------------------------------------------------------------
ISSUER                                                                    SHARES             VALUE
----------------------------------------------------------------------------------------------------
Foreign Stocks - 81.4%
  Brazil - 1.6%
    Embraer Aircraft Corp., ADR (Aerospace and Defense)                    3,530       $   133,787
    Tele Norte Leste Participacoes S.A., ADR
      (Telecommunications)                                                 1,683            27,399
    Uniao de Banco Brasiliero S.A. (Banks and Credit Cos.)                 2,140            43,656
                                                                                       -----------
                                                                                       $   204,842
----------------------------------------------------------------------------------------------------
  Canada - 13.1%
    Alberta Energy Ltd. (Oils)                                             1,785       $    79,140
    Aliant, Inc. (Telecommunications)                                      5,860           133,249
    Anderson Exploration Ltd. (Oils)*                                      5,280           119,559
    AT&T Canada, Inc. (Telecommunications)*                                1,570            45,922
    BCE, Inc. (Telecommunications)                                         8,690           195,612
    C Mac Industries, Inc. (Electronics)                                   5,990           122,338
    Canadian Hunter Exploration Ltd. (Oils)*                               3,340            85,375
    Canadian National Railway Co. (Railroads)                              3,494           131,619
    Fairfax Financial Holdings Ltd. (Financial Services)                     990           125,273
    Industrial Alliance Life Insurance Co. (Insurance)*                    6,300           141,856
    Magna International, Inc. (Automotive)                                 2,485           114,399
    Mitel Corp. (Telecommunications)                                      14,710           116,814
    Sobeys, Inc. (Food and Beverage Products)                              7,750           109,373
    Talisman Energy Inc. (Oils)                                            4,720           170,945
                                                                                       -----------
                                                                                       $ 1,691,474
----------------------------------------------------------------------------------------------------
  Chile - 0.6%
    Banco de A. Edwards, ADR (Banks and Credit Cos.)*                      4,820       $    74,710
----------------------------------------------------------------------------------------------------
  China - 0.6%
    Huaneng Power International, Inc., ADR (Utilities - Electric)*         3,500       $    74,410
----------------------------------------------------------------------------------------------------
  Denmark - 1.0%
    Carlsberg (Food and Beverage Products)                                   980       $     44,475
    Danske Bank (Banks and Credit Cos.)                                    5,790            91,456
                                                                                       -----------
                                                                                       $   135,931
----------------------------------------------------------------------------------------------------
  France - 9.0%
    April Group (Insurance)                                                  330       $    59,215
    Business Objects S.A., ADR (Computer Software -
      Systems)*                                                            2,287            70,611
    Coflexip (Oil Services)                                                  550            73,922
    Compagnie Generale de Geophysique S.A., ADR (Oil
      Services)*                                                          11,862           145,191
    Essilor International S.A. (Medical and Health
      Products)                                                              688           196,679
    L' Air Liquide S.A. (Industrial Gases)                                   690            96,744
    Natexis Co. (Financial Services)                                       1,144           101,632
    Seche Environnement (Environmental Services)                             300            26,256
    Societe Television Francaise (Entertainment)                           2,815            96,195
    Technip S.A. (Construction)                                            2,170           303,107
                                                                                       -----------
                                                                                       $ 1,169,552
----------------------------------------------------------------------------------------------------
  Germany - 5.3%
    Fresenius AG (Medical and Health Technology and Services)                361       $    54,616
    Fresenius AG (Medical and Health Technology and Services)                300            56,075
    Fresenius AG, Preferred (Medical and Health Technology and Services)   5,190           244,234
    Merck KGaA (Medical and Health Technology and Services)                5,740           219,628
    ProSieben Media AG, Preferred (Entertainment)                          6,455           113,556
                                                                                       -----------
                                                                                       $   688,109
----------------------------------------------------------------------------------------------------
  Hong Kong - 2.1%
    Li & Fung Ltd. (Consumer Goods and Services)                         152,000       $   234,827
    Travelsky Technology (Computer Software-Systems)                      49,000            32,039
                                                                                       -----------
                                                                                       $   266,866
----------------------------------------------------------------------------------------------------
  Hungary - 0.3%
    Magyar Tavkozlesi, ADR (Telecommunications)*                           2,460       $    35,891
----------------------------------------------------------------------------------------------------
  Ireland - 2.3%
    Anglo Irish Bank Corp., PLC (Banks and Credit Companies)             109,102       $   302,334
----------------------------------------------------------------------------------------------------
  Israel - 2.5%
    Check Point Software Technologies Ltd.
      (Computer Software - Services)*                                      1,330       $    63,175
    Partner Communications Co. Ltd., ADR (Cellular Telephones)*           61,180           263,839
                                                                                       -----------
                                                                                       $   327,014
----------------------------------------------------------------------------------------------------
  Italy - 1.1%
    Banca Nazionale del Lavoro S.p.A. (Banks and Credit Companies)*       30,070       $    93,896
    Saipem S.p.A. (Oil Services)                                           8,220            49,238
                                                                                       -----------
                                                                                       $   143,134
----------------------------------------------------------------------------------------------------
  Japan - 13.2%
    Chugai Pharmaceutical Co. Ltd. (Pharmaceuticals)                       5,000       $    75,795
    Daikin Industries Ltd. (Consumer Goods and Services)                  17,000           272,336
    Fast Retailing Co. (Retail)                                            3,800           629,951
    Meitec Corp. (Computer Software - Systems)                             2,400            85,120
    Nitto Denko Corp. (Industrial Goods and Services)                      3,500            89,264
    Ono Pharmaceutical Co., Ltd. (Pharmaceuticals)                         1,000            35,467
    Shionogi & Co., Ltd. (Pharmaceuticals)                                 5,000            76,911
    Stanley Electric Co, Ltd. (Automotive)                                 6,000            45,429
    Sumitomo Realty & Development Co., Ltd. (Realty and Development)      18,000            86,650
    Tokai Rubber Industries Ltd. (Automotive)                              5,000            49,813
    Tokyo Broadcasting System, Inc. (Entertainment)                        5,000           119,152
    Tokyo Gas Co. Ltd. (Gas)                                              23,000            62,692
    Welfide Corp. (Pharmaceuticals)                                       11,000            83,287
                                                                                       -----------
                                                                                       $ 1,711,867
----------------------------------------------------------------------------------------------------
  Mexico - 4.5%
    Grupo Aeroportuario del Sureste S.A. de C.V., ADR (Transportation)*    9,800       $   189,728
    Grupo Financiero Banorte S.A. de C.V. (Finance)*                      45,510            69,609
    Grupo Modelo S.A. de C.V. (Food and Beverage Products)                55,380           130,739
    Tubos de Acero de Mexico S.A. (Oil Services)                           7,190            78,730
    Wal-Mart de Mexico S.A. de C.V. (Retail)*                              4,655           108,400
                                                                                       -----------
                                                                                       $   577,206
----------------------------------------------------------------------------------------------------
  Netherlands - 7.9%
    Computer Services (Computer Software-Services)*                        1,200       $    20,530
    Computer Services Solutions Holdings. N.V. (Computer Consulting)       7,000           119,758
    Fugro N.V. (Engineering)*                                              2,542           157,634
    Hunter Douglas N.V., ADR (Consumer Goods and Services)*                6,852           178,400
    IHC Caland N.V. (Marine Equipment)*                                    1,230            61,669
    Libertel N.V. (Telecommunications)*                                   31,030           253,834
    United Services Group, N.V. (Business Services)                        7,320           133,280
    Verenigde Nederlandse Uitgeversbedrijven Verenigd Bezit (Media)        2,531            93,169
                                                                                       -----------
                                                                                       $ 1,018,274
----------------------------------------------------------------------------------------------------
  Norway - 2.9%
    P4 Radio Hele Norge ASA (Media)                                       22,690       $   108,166
    Petroleum Geo-Services ASA, ADR (Oils)*                               13,630           121,988
    Smedvig (Oil Services)                                                14,450           145,353
                                                                                       -----------
                                                                                       $   375,507
----------------------------------------------------------------------------------------------------
  Panama - 0.5%
    Banco Latinoamericano de Exportaciones, S.A. (Banks and Credit Co.)    2,060       $    63,427
----------------------------------------------------------------------------------------------------
  Singapore - 3.1%
    Hong Leong Finance Ltd. (Finance)+                                    77,000       $   119,512
    Mandarin Oriental International Ltd. (Restaurants and Lodgings)*      55,000            33,000
    Oversea-Chinese Banking Corp. Ltd. (Banks and Credit Companies)        9,000            58,370
    Overseas Union Bank Ltd. (Banks and Credit Companies)                 53,540           186,975
                                                                                       -----------
                                                                                       $   397,857
----------------------------------------------------------------------------------------------------
  South Africa - 0.6%
    Impala Platinum (Precious Metals)                                      2,200       $    78,107
----------------------------------------------------------------------------------------------------
  Spain - 1.5%
    Grupo Prisa, S.A. (Multimedia)                                         7,920       $    94,813
    Tabacalera (Tobacco)                                                   8,440           103,934
                                                                                       -----------
                                                                                       $   198,747
----------------------------------------------------------------------------------------------------
  Sweden - 0.9%
    Micronic Laser Systems AB (Electronics)*                               3,310       $    65,731
    Saab AB, "B" (Aerospace)                                               7,470            56,168
                                                                                       -----------
                                                                                       $   121,899
----------------------------------------------------------------------------------------------------
  Switzerland - 2.5%
    Generics Group AG (Business Services)                                    105       $    34,267
    Julius Baer Holdings (Banks and Credit Companies)                          6            26,801
    Syngenta AG, ADR (Chemicals)                                          10,930           113,672
    Synthes-Stratec, Inc. (Medical and Health Products)*##                   280           147,840
                                                                                       -----------
                                                                                       $   322,580
----------------------------------------------------------------------------------------------------
  United Kingdom - 4.1%
    Aegis Group PLC (Advertising)                                         50,490       $    89,908
    Bodycote International (Metals)                                       77,020           229,496
    Compass Group (Food Services)                                          8,070            57,482
    Granada Compass PLC (Telecommunications)*                             22,120            54,376
    Matalan PLC (Apparel and Textiles)                                     6,310            41,185
    Spirent PLC (Telecommunications)                                      11,150            56,164
                                                                                       -----------
                                                                                       $   528,611
----------------------------------------------------------------------------------------------------
  Venezuela - 0.2%
    Compania Anonima Nacional Telefonos de Venezuela, ADR
      (Telecommunications)                                                 1,670       $    32,482
----------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                   $10,540,831
----------------------------------------------------------------------------------------------------
U.S. Stocks - 9.8%
  Agricultural Products - 0.5%
    AGCO Corp.                                                             6,720       $    64,512
----------------------------------------------------------------------------------------------------
  Computer Software - Services - 0.6%
    Portal Software, Inc.*                                                 8,800       $    74,250
----------------------------------------------------------------------------------------------------
  Computer Software - Systems - 0.2%
    Comverse Technology, Inc.*                                               360       $    21,200
    Extreme Networks, Inc.*                                                  400             6,084
                                                                                       -----------
                                                                                       $    27,284
----------------------------------------------------------------------------------------------------
  Electrical Equipment - 0.6%
    Micrel, Inc.*                                                          2,700       $    75,431
----------------------------------------------------------------------------------------------------
  Electronics - 0.5%
    Cable Design Technologies Corp.*####                                   4,940       $    66,196
----------------------------------------------------------------------------------------------------
  Insurance - 1.2%
    Gallagher (Arthur J.) & Co.                                            5,770       $   159,829
----------------------------------------------------------------------------------------------------
  Oil Services - 2.7%
    Cooper Cameron Corp.*                                                  1,400       $    75,600
    Global Industries, Inc.*                                               1,620            23,591
    Global Marine, Inc.*                                                   2,540            65,024
    Hydril Co.                                                             2,030            46,437
    Noble Drilling Corp.*                                                    570            26,311
    Precision Drilling Corp*                                               2,060            73,480
    Trico Marine Services, Inc.*                                           2,150            32,250
                                                                                       -----------
                                                                                       $   342,693
----------------------------------------------------------------------------------------------------
  Oils - 1.6%
    Newfield Exploration Co.*                                                470       $    16,403
    Santa Fe International Corp.####                                       3,070            99,775
    Transocean Sedco Forex, Inc.####                                       2,225            96,454
                                                                                       -----------
                                                                                       $   212,632
----------------------------------------------------------------------------------------------------
  Telecommunications - 1.9%
    Advanced Fibre Communications, Inc.*                                   3,180       $    45,514
    Tekelec Co.*                                                          11,090           199,620
                                                                                       -----------
                                                                                       $   245,134
----------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                      $ 1,267,961
----------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $12,730,996)                                            $11,808,792
----------------------------------------------------------------------------------------------------
Short-Term Obligations - 12.7%
----------------------------------------------------------------------------------------------------
                                                                PRINCIPAL AMOUNT
                                                                   (000 OMITTED)
----------------------------------------------------------------------------------------------------
    Citicorp, due 4/02/01                                            $       136       $   135,979
    General Electric Capital Corp., due 4/02/01                              317           316,953
    Goldman Sachs Group LP, due 4/02/01                                      167           166,975
    National Australia Funding, Inc., due 4/02/01                            281           280,958
    Prudential Funding Corp., due 4/02/01                                    240           239,964
    UBS Finance, Inc., due 4/02/01                                           503           502,922
----------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                        $ 1,643,751
----------------------------------------------------------------------------------------------------
Repurchase Agreement - 0.7%
----------------------------------------------------------------------------------------------------
    Merrill Lynch, 5.35%, dated 3/30/01, due 4/02/01,
      total to be received $ 83,037 (Secured by various
      U.S. Treasury and Federal Agency obligations in
      jointly traded account), at Cost                               $        83       $    83,000
----------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $14,457,747)                                       $13,535,543
----------------------------------------------------------------------------------------------------

Securities Sold Short - (1.7)%
----------------------------------------------------------------------------------------------------
ISSUER                                                                    SHARES             VALUE
----------------------------------------------------------------------------------------------------
Foreign Stocks - (1.7)%
  France - (0.7)%
    Valtech (Business Services)                                          (22,000)      $   (96,756)
----------------------------------------------------------------------------------------------------
  Netherlands - (0.7)%
    Au System Aktiebol (Computer Software Systems)                       (34,900)      $   (84,109)
----------------------------------------------------------------------------------------------------
  Sweden - (0.3)%
    Proffice AB (Business Services)                                       (2,500)      $   (42,536)
----------------------------------------------------------------------------------------------------
Total Securities Sold Short (Proceeds Received, $
(329,374))                                                                             $  (223,401)
----------------------------------------------------------------------------------------------------
Other Assets, Less Liabilities - (2.9)%                                                   (369,194)
----------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                    $12,942,948
----------------------------------------------------------------------------------------------------
   *Non-income producing security.
  ##SEC Rule 144A restriction.
   +Restricted security.
####Security or a portion of the security was pledged to cover collateral requirements for securities sold short. At the period end, the value of the securities pledged amounted to
    $251,157.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
--------------------------------------------------------------------------
MARCH 31, 2001
--------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $14,457,747)         $13,535,543
  Investments of cash collateral for securities loaned, at
    value                                                          710,260
  Cash                                                               2,415
  Foreign currency, at value (identified cost, $4,272)               4,117
  Deposits with brokers for securities sold short                  481,720
  Net receivable for forward foreign currency exchange
    contracts sold                                                  12,675
  Receivable for investments sold                                  373,716
  Receivable for fund shares sold                                  446,349
  Interest and dividends receivable                                 25,827
  Other assets                                                           7
                                                              ------------
      Total assets                                             $15,592,629
                                                              ------------
Liabilities:
  Securities sold short, at value (proceeds received,
    $329,374)                                                  $   223,401
  Net payable for forward foreign currency exchange
    contracts purchased                                             54,880
  Payable for investments purchased                              1,658,862
  Payable for fund shares reacquired                                 1,050
  Collateral for securities loaned, at value                       710,260
  Payable to affiliate -
    Management fee                                                     681
    Reimbursement fee                                                  356
    Distribution and service fee                                       191
                                                              ------------
      Total liabilities                                       $  2,649,681
                                                              ------------
Net assets                                                    $ 12,942,948
                                                              ============

Net assets consist of:
  Paid-in capital                                             $ 14,257,494
  Unrealized depreciation on investments and translation of
    assets and liabilities in foreign currencies                  (856,577)
  Accumulated net realized loss on investments and foreign
    currency transactions                                         (451,152)
  Accumulated net investment loss                                   (6,817)
                                                              ------------
      Total                                                   $ 12,942,948
                                                              ============
Shares of beneficial interest outstanding                      1,017,598
                                                               =========

Class A shares:
  Net asset value per share
    (net assets of $5,819,937 / 457,698 shares of beneficial
      interest outstanding)                                      $12.72
                                                                 ======
  Offering price per share (100 / 94.25 of net asset value
    per share)                                                   $13.50
                                                                 ======

Class B shares:
  Net asset value  and offering price per share
    (net assets of $2,574,931 / 202,490 shares of beneficial
      interest outstanding)                                      $12.72
                                                                 ======

Class C shares:
  Net asset value and offering price, per share
    (net assets of $2,034,818 / 160,210 shares of beneficial
      interest outstanding)                                      $12.70
                                                                 ======

Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $2,513,262 / 197,200 shares of beneficial
      interest outstanding)                                      $12.74
                                                                 ======

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations (Unaudited)
-------------------------------------------------------------------------------------
SIX MONTHS ENDED MARCH 31, 2001
-------------------------------------------------------------------------------------
Net investment income (loss):

  Income -
    Dividends                                                             $    41,049
    Interest                                                                   21,642
    Foreign taxes withheld                                                     (4,015)
                                                                          -----------
      Total investment income                                             $    58,676
                                                                          -----------
  Expenses -
    Management fee                                                        $    38,065
    Trustees' compensation                                                      1,044
    Shareholder servicing agent fee                                             3,868
    Distribution and service fee (Class A)                                      5,497
    Distribution and service fee (Class B)                                      5,081
    Distribution and service fee (Class C)                                      4,903
    Administrative fee                                                            542
    Custodian fee                                                              10,670
    Printing                                                                   19,954
    Postage                                                                     4,821
    Auditing fees                                                              13,532
    Legal fees                                                                    955
    Registration fees                                                          49,571
    Miscellaneous                                                               5,485
                                                                          -----------
      Total expenses                                                      $   163,988
    Fees paid indirectly                                                       (1,169)
    Reduction of expenses by investment adviser                               (97,559)
                                                                          -----------
      Net expenses                                                        $    65,260
                                                                          -----------
        Net investment loss                                               $    (6,584)
                                                                          -----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                               $  (500,611)
    Securities sold short                                                      78,267
    Foreign currency transactions                                               4,005
                                                                          -----------
      Net realized loss on investments and foreign currency transactions  $  (418,339)
                                                                          -----------
  Change in unrealized appreciation (depreciation) -
    Investments                                                           $(1,254,040)
    Securities sold short                                                     105,973
    Translation of assets and liabilities in foreign currencies               (40,044)
                                                                          -----------
      Net unrealized loss on investments and foreign currency translation $(1,188,111)
                                                                          -----------
        Net realized and unrealized loss on investments and foreign
          currency                                                        $(1,606,450)
                                                                          -----------
          Decrease in net assets from operations                          $(1,613,034)
                                                                          ===========
See notes to financial statements.

Statement of Changes in Net Assets
-----------------------------------------------------------------------------------------------------------
                                                              SIX MONTHS ENDED                   YEAR ENDED
                                                                MARCH 31, 2001           SEPTEMBER 30, 2000
                                                                   (UNAUDITED)
-----------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                              $    (6,584)                  $  (11,927)
  Net realized gain (loss) on investments and foreign
    currency transactions                                             (418,339)                     379,847
  Net unrealized gain (loss) on investments and foreign
    currency translation                                            (1,188,111)                     301,944
                                                                   -----------                   ----------
    Increase (decrease) in net assets from operations              $(1,613,034)                  $  669,864
                                                                   -----------                   ----------
Distributions declared to shareholders -
  From net realized gain on investments and foreign currency
    transactions (Class A)                                         $   (23,218)                  $  (34,892)
  From net realized gain on investments and foreign currency
    transactions (Class B)                                              (5,874)                    --
  From net realized gain on investments and foreign currency
    transactions (Class C)                                              (7,620)                    --
  From net realized gain on investments and foreign currency
    transactions (Class I)                                             (29,607)                    (525,496)
                                                                   -----------                   ----------

    Total distributions declared to shareholders                   $   (66,319)                  $ (560,388)
                                                                   -----------                   ----------
Net increase in net assets from fund share transactions            $11,711,230                   $1,694,828
                                                                   -----------                   ----------
      Total increase in net assets                                 $10,031,877                   $1,804,304
Net assets:
  At beginning of period                                             2,911,071                    1,106,767
                                                                   -----------                   ----------

  At end of period (including accumulated net investment loss
    of $6,817 and $233, respectively)                              $12,942,948                   $2,911,071
                                                                   ===========                   ==========

See notes to financial statements.

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                   YEAR ENDED
                                                                                  SEPTEMBER 30,                 PERIOD ENDED
                                                SIX MONTHS ENDED            -------------------------          SEPTEMBER 30,
                                                  MARCH 31, 2001                 2000            1999                  1998*
                                                     (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------------
                                                         CLASS A
-----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                     $15.24               $13.15          $ 9.42                 $10.00
                                                          ------               ------          ------                 ------

Income from investment operations# -
  Net investment income (loss)(S)                         $ --                 $(0.10)         $(0.01)                $ 0.06
  Net realized and unrealized gain (loss) on
    investments and foreign currency                       (2.36)                6.62            3.78                  (0.64)
                                                          ------               ------          ------                 ------
      Total from investment operations                    $(2.36)              $ 6.52          $ 3.77                 $(0.58)
                                                          ------               ------          ------                 ------

Less distributions declared to shareholders -
  From net investment income                              $ --                 $ --            $(0.04)                $ --
  From net realized gain on investments and foreign
    currency transactions                                  (0.16)               (4.43)           0.00**                 --
                                                          ------               ------          ------                 ------
      Total distributions declared to shareholders        $(0.16)              $(4.43)         $(0.04)                $ --
                                                          ------               ------          ------                 ------
Net asset value - end of period                           $12.72               $15.24          $13.15                 $ 9.42
                                                          ======               ======          ======                 ======
Total return(+)                                           (15.62)%++            53.54%          40.11%                 (5.80)%++
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                                                1.66%+               1.77%           1.78%                  1.75%+
  Net investment income (loss)                             (0.04)%+             (0.62)%         (0.13)%                 0.54%+
Portfolio turnover                                           113%                 152%            162%                   165%
Net assets at end of period (000 Omitted)                 $5,820                 $202            $122                   $573

 (S)Subject to reimbursement by the fund, the investment adviser has voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund paid the investment adviser a fee not greater than 1.75% of average daily net assets. In addition, the investment adviser and the distributor voluntarily waived their fees for certain of the periods indicated. Effective October 1, 2000, the fund pays the investment adviser a fee not greater than 0.30% of average daily net assets and the investment adviser and the distributor no longer waive their fees. To the extent actual expenses were over these limitations, net investment loss per share and the ratios would have been:
    Net investment loss                                   $(0.17)              $(0.43)         $(0.32)                $(0.13)
    Ratios (to average net assets):
      Expenses##                                            4.16%+               3.92%           4.54%                  3.57%+
      Net investment loss                                  (2.54)%+             (2.77)%         (2.89)%                (1.32)%+
  *For the period from commencement of the fund's investment operations, October 9, 1997, through September 30, 1998.
 **Per share amount was less than $(0.01).
  +Annualized.
 ++Not annualized.
  #Per share data are based on average shares outstanding.
 ##Ratios do not reflect expense reductions from certain expense offset arrangements.
(+)Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued
------------------------------------------------------------------------------------------
                                                                              PERIOD ENDED
                                                                           MARCH 31, 2001*
                                                                               (UNAUDITED)
------------------------------------------------------------------------------------------
                                                                                   CLASS B
------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                               $15.23
                                                                                    ------

Income from investment operations# -
  Net investment loss(S)                                                            $(0.04)
  Net realized and unrealized loss on investments and foreign currency               (2.33)
                                                                                    ------
      Total from investment operations                                              $(2.37)
                                                                                    ------

Less distributions declared to shareholders -
  From net investment income                                                        $  --
  From net realized gain on investments and foreign currency transactions            (0.14)
                                                                                    ------
      Total distributions declared to shareholders                                  $(0.14)
                                                                                    ------
Net asset value - end of period                                                     $12.72
                                                                                    ======
Total return                                                                        (15.75)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                                          2.31%+
  Net investment loss                                                                (0.55)%+
Portfolio turnover                                                                     113%
Net assets at end of period (000 Omitted)                                           $2,575

(S)Subject to reimbursement by the fund, the investment adviser has voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund pays the investment adviser a fee not greater than 0.30% of average daily net assets. To the extent actual expenses were over this limitation, net investment loss per share and the ratios would have been:
    Net investment loss                                                             $(0.20)
    Ratios (to average net assets):
      Expenses##                                                                      4.81%+
      Net investment loss                                                            (3.05)%+
 *For the period from the inception of Class B shares, October 2, 2000, through March 31,
  2001.
 +Annualized.
++Not annualized.
 #Per share data are based on average shares outstanding.
##Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
------------------------------------------------------------------------------------------
                                                                              PERIOD ENDED
                                                                           MARCH 31, 2001*
                                                                               (UNAUDITED)
------------------------------------------------------------------------------------------
                                                                                   CLASS C
------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                               $15.23
                                                                                    ------

Income from investment operations# -
  Net investment loss(S)                                                            $(0.04)
  Net realized and unrealized loss on investments and foreign currency               (2.35)
                                                                                    ------
      Total from investment operations                                              $(2.39)
                                                                                    ------

Less distributions declared to shareholders -
  From net investment income                                                        $ --
  From net realized gain on investments and foreign currency transactions            (0.14)
                                                                                    ------
      Total distributions declared to shareholders                                  $(0.14)
                                                                                    ------
Net asset value - end of period                                                     $12.70
                                                                                    ======
Total return                                                                        (15.83)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                                          2.31%+
  Net investment loss                                                                (0.68)%+
Portfolio turnover                                                                     113%
Net assets at end of period (000 Omitted)                                           $2,035

(S)Subject to reimbursement by the fund, the investment adviser has voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund pays the investment adviser a fee not greater than 0.30% of average daily net assets. To the extent actual expenses were over this limitation, net investment loss per share and the ratios would have been:
    Net investment loss                                                             $(0.21)
    Ratios (to average net assets):
      Expenses##                                                                      4.81%+
      Net investment loss                                                            (3.18)%+
 *For the period from the inception of Class C shares, October 2, 2000, through March 31,
  2001.
 +Annualized.
++Not annualized.
 #Per share data are based on average shares outstanding.
##Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------------
                                                                                   YEAR ENDED
                                                                                  SEPTEMBER 30,                 PERIOD ENDED
                                                SIX MONTHS ENDED            -------------------------          SEPTEMBER 30,
                                                  MARCH 31, 2001                 2000            1999                  1998*
                                                     (UNAUDITED)
----------------------------------------------------------------------------------------------------------------------------
                                                         CLASS I
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                     $15.25               $13.16          $ 9.42                 $10.00
                                                          ------               ------          ------                 ------

Income from investment operations# -
  Net investment income (loss)(S)                         $ --                 $(0.10)         $(0.03)                $ 0.07
  Net realized and unrealized gain (loss) on
    investments and foreign currency                       (2.35)                6.62            3.81                  (0.65)
                                                          ------               ------          ------                 ------
      Total from investment operations                    $(2.35)              $ 6.52          $ 3.78                 $(0.58)
                                                          ------               ------          ------                 ------

Less distributions declared to shareholders -
  From net investment income                              $ --                 $ --            $(0.04)                $ --
  From net realized gain on investments and foreign
    currency transactions                                  (0.16)               (4.43)           0.00**                 --
                                                          ------               ------          ------                 ------
      Total distributions declared to shareholders        $(0.16)              $(4.43)         $(0.04)                $ --
                                                          ------               ------          ------                 ------
Net asset value - end of period                           $12.74               $15.25          $13.16                 $ 9.42
                                                          ======               ======          ======                 ======
Total return                                              (15.44)%++            53.50%          40.22%                 (5.80)%++
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                                                1.31%+               1.77%           1.78%                  1.75%+
  Net investment income (loss)                              0.02%+              (0.59)%         (0.23)%                 0.65%+
Portfolio turnover                                           113%                 152%            162%                   165%
Net assets at end of period (000 Omitted)                 $2,513               $2,709            $985                   $692

(S)Subject to reimbursement by the fund, the investment adviser has voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management fee. In consideration, the fund paid the investment adviser a fee not greater than 1.75% of average daily net assets. In addition, the investment adviser voluntarily waived its fee for certain of the periods indicated. Effective October 1,
   2000, the fund pays the investment adviser a fee not greater than 0.30% of average daily net assets and the investment adviser no longer waives its fee. To the extent actual expenses were over these limitations, net investment loss per share and the ratios would have been:
    Net investment loss                                   $(0.18)              $(0.36)         $(0.29)                $(0.07)
    Ratios (to average net assets):
      Expenses##                                            3.81%+               3.42%           4.04%                  3.07%+
      Net investment loss                                  (2.48)%+             (2.27)%         (2.49)%                (0.71)%+
 *For the period from commencement of the fund's investment operations, October 9, 1997, through September 30, 1998.
**Per share amount was less than $(0.01).
 +Annualized.
++Not annualized.
 #Per share data are based on average shares outstanding.
##Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS International New Discovery Fund (the fund) is a diversified series of MFS Series Trust V (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including forward foreign currency exchange contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith by the Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At March 31, 2001, the value of securities loaned was $673,718. These loans were collateralized by cash of $710,260 which was invested in the following short-term obligation:

                                                                 IDENTIFIED COST
                                                   SHARES              AND VALUE
--------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio      710,260               $710,260

Forward Foreign Currency Exchange Contracts - The fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The fund may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Short Sales - The fund may enter into short sales. A short sale transaction involves selling a security which the fund does not own with the intent of purchasing it later at a lower price. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund must replace the borrowed security. Losses can exceed the proceeds from short sales and can be greater than losses from the actual purchase of a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, or interest the fund may be required to pay in connection with a short sale. Whenever the fund engages in short sales, its custodian segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. The fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. Management does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at the following annual rates:

First $500 million of average net assets          0.975%
Average net assets in excess of $500 million      0.925%

The fund has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the fund's operating expenses, exclusive of management, distribution, and service fees. The fund in turn will pay MFS an expense reimbursement fee not greater than 0.30% of average daily net assets. To the extent that the expense reimbursement fee exceeds the fund's actual expenses, the excess will be applied to amounts paid by MFS in prior years. At March 31, 2001, aggregate unreimbursed expenses amounted to $130,686.

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded defined benefit plan for all of its independent Trustees. Included in Trustees' compensation is a net periodic pension expense of $226 for the six months ended March 31, 2001.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

First $2 billion                     0.0175%
Next $2.5 billion                    0.0130%
Next $2.5 billion                    0.0005%
In excess of $7 billion              0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $16,315 for the six months ended March 31, 2001, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $178 for the six months ended March 31, 2001. Fees incurred under the distribution plan during the six months ended March 31, 2001, were 0.35% of average daily net assets attributable to Class A shares on an annualized basis.

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $1 and $0 for Class B and Class C shares, respectively, for the six months ended March 31, 2001. Fees incurred under the distribution plan during the six months ended March 31, 2001, were 1.00% and 1.00% of average daily net assets attributable to Class B and Class C shares, respectively, on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months, ended March 31, 2001, were $0, $1,047, and $802 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $18,233,494 and $7,841,667, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                              $14,481,038
                                                            -----------
Gross unrealized depreciation                               $(1,323,842)
Gross unrealized appreciation                                   378,347
                                                            -----------
    Net unrealized depreciation                             $  (945,495)
                                                            ===========

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                      SIX MONTHS ENDED MARCH 31, 2001    YEAR ENDED SEPTEMBER 30, 2000
                                      -------------------------------    -----------------------------
                                             SHARES            AMOUNT         SHARES            AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold                                 564,588      $  7,923,397          7,051        $  116,049
Shares issued to shareholders in
  reinvestment of distributions               1,210            17,291          2,360            34,870
Shares reacquired                          (121,343)       (1,613,938)        (5,414)          (86,155)
                                           --------      ------------     ----------        ----------
    Net increase                            444,455      $  6,326,750          3,997        $   64,764
                                           ========      ============     ==========        ==========

Class B shares
                                          PERIOD ENDED MARCH 31, 2001*
                                       ------------------------------
                                             SHARES            AMOUNT
---------------------------------------------------------------------
Shares sold                                 213,902      $  2,992,890
Shares issued to shareholders in
  reinvestment of distributions                 390             5,548
Shares reacquired                           (11,802)         (160,458)
                                           --------      ------------
    Net increase                            202,490      $  2,837,980
                                           ========      ============

Class C shares
                                         PERIOD ENDED MARCH 31, 2001**
                                       ------------------------------
                                             SHARES            AMOUNT
---------------------------------------------------------------------
Shares sold                                 165,305      $  2,337,604
Shares issued to shareholders in
  reinvestment of distributions                 270             3,841
Shares reacquired                            (5,365)          (74,687)
                                           --------      ------------
    Net increase                            160,210      $  2,266,758
                                           ========      ============

Class I shares
                                       SIX MONTHS ENDED MARCH 31,
                                                                 2001    YEAR ENDED SEPTEMBER 30, 2000

                                       ------------------------------   ------------------------------
                                             SHARES            AMOUNT         SHARES            AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold                                  22,858        $  325,623        191,187      $  3,178,751
Shares issued to shareholders in
  reinvestment of distributions               1,826            25,827         35,643           525,474
Shares reacquired                            (5,152)          (71,708)      (124,036)       (2,074,161)
                                           --------        ----------     ----------      ------------
    Net increase                             19,532        $  279,742        102,794      $  1,630,064
                                           ========        ==========     ==========      ============

**For the period from the inception of Class C shares, October 2, 2000, through March 31, 2001.

(6) Line of Credit
The funds and other affiliated funds participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the six months ended March 31, 2001, was $68. The fund had no borrowings during the period.

(7) Financial Instruments
The fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Forward Foreign Currency Exchange Contracts
                                                                                                       NET
                                                                                                UNREALIZED
                                     CONTRACTS TO                           CONTRACTS         APPRECIATION
          SETTLEMENT DATE         DELIVER/RECEIVE    IN EXCHANGE FOR         AT VALUE       (DEPRECIATION)
----------------------------------------------------------------------------------------------------------
Sales             6/13/01    JPY      122,730,000         $1,000,000         $987,325            $ 12,675
                                                                             --------            --------
Purchases         6/13/01    EUR        1,082,000         $1,007,050         $952,170            $(54,880)
                                                                             --------            --------

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. Dollar. A list of abreviations is shown below.

EUR=Euro
JPY=Japanese Yen

At March 31, 2001, the fund had sufficient cash and/or securities to cover any commitments under these contracts.

(8) Restricted Securities
The fund may invest not more than 15% of its total assets in securities which are subject to legal or contractual restrictions on resale. At March 31, 2001, the fund owned the following restricted securities, excluding securities issued under Rule 144A, constituting 0.9% of net assets which may not be publicly sold without registration under the Securities Act of 1933. The fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith by the Trustees.

DESCRIPTION                 DATE OF ACQUISITION      SHARES        COST      VALUE
----------------------------------------------------------------------------------
Hong Leong Finance Ltd.       1/26/01 - 3/15/01      77,000    $120,455   $119,512
                                                                          --------

MFS(R) INTERNATIONAL NEW DISCOVERY FUND

TRUSTEES                                                 SECRETARY
J. Atwood Ives+ - Chairman and Chief Executive           Stephen E. Cavan*
Officer, Eastern Enterprises (diversified
services company)                                        ASSISTANT SECRETARY
                                                         James R. Bordewick, Jr.*
Lawrence T. Perera+ - Partner, Hemenway
& Barnes (attorneys)                                     CUSTODIAN
                                                         State Street Bank and Trust Company
William J. Poorvu+ - Adjunct Professor, Harvard
University Graduate School of Business                   INVESTOR INFORMATION
Administration                                           For information on MFS mutual funds, call your
                                                         investment professional or, for an information
Charles W.Schmidt+ - Private Investor                    kit, call toll free: 1-800-637-2929 any
                                                         business day from 9 a.m. to 5 p.m. Eastern time
Arnold D. Scott* - Senior Executive                      (or leave a message anytime).
Vice President, Director, and Secretary,
MFS Investment Management                                INVESTOR SERVICE
                                                         MFS Service Center, Inc.
Jeffrey L. Shames* - Chairman and Chief                  P.O. Box 2281
Executive Officer, MFS Investment Management             Boston, MA 02107-9906

Elaine R. Smith+ - Independent Consultant                For general information, call toll free:
                                                         1-800-225-2606 any business day from
David B. Stone+ - Chairman, North American               8 a.m. to 8 p.m. Eastern time.
Management Corp. (investment adviser)
                                                         For service to speech- or hearing-impaired,
INVESTMENT ADVISER                                       call toll free: 1-800-637-6576 any business day
Massachusetts Financial Services Company                 from 9 a.m. to 5 p.m. Eastern time. (To use
500 Boylston Street                                      this service, your phone must be equipped with
Boston, MA 02116-3741                                    a Telecommunications Device for the Deaf.)

DISTRIBUTOR                                              For share prices, account balances, exchanges,
MFS Fund Distributors, Inc.                              or stock and bond outlooks, call toll free:
500 Boylston Street                                      1-800-MFS-TALK (1-800-637-8255) anytime from a
Boston, MA 02116-3741                                    touch-tone telephone.

CHAIRMAN AND PRESIDENT                                   WORLD WIDE WEB
Jeffrey L. Shames*                                       www.mfs.com

PORTFOLIO MANAGERS
Michael L. Dawson*
Geoffrey L Schechter*

TREASURER
James O. Yost*

ASSISTANT TREASURERS
Mark E. Bradley*
Robert R. Flaherty*
Laura F. Healy*
Ellen Moynihan*


+ Independent Trustee
* MFS Investment Management

MFS(R) INTERNATIONAL NEW DISCOVERY FUND                             ------------
                                                                      PRSRT STD
[Logo] M F S(R)                                                     U.S. POSTAGE
INVESTMENT MANAGEMENT                                                   PAID
                                                                         MFS
500 Boylston Street                                                 ------------
Boston, MA 02116-3741






(c)2001 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116

                                                          MNI-3 5/01 2.2M 74/874